Exhibit 10.5

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Credit Agreement (hereinafter referred to as the “Amendment”) executed as of July 28, 2006, by and among Clayton Williams Energy Inc., a Delaware corporation (“CWEI”), Southwest Royalties, Inc. (successor by merger to CWEI-SWR, Inc.), a Delaware corporation (“SWR”, and together with CWEI and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), Warrior Gas Co., a Texas corporation (“Warrior”), CWEI Acquisitions, Inc. a Delaware corporation (“CWEI Acquisitions”), Romere Pass Acquisition L.L.C., a Delaware limited liability company (“Romere”), CWEI Romere Pass Acquisition Corp., a Delaware corporation (“Romere Corp”), Blue Heel Company, a Delaware corporation (“Blue Heel”), and Tex-Hal Partners, Inc., a Delaware corporation (“Tex-Hal,” and together with Warrior, CWEI Acquisitions, Romere, Romere Corp and Blue Heel and each of their successors and permitted assigns, the “Guarantors” and each a “Guarantor”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Agreement pursuant to the provisions of Section 14.3 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Administrative Agent”).  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 21, 2004, by and among Borrowers, Guarantors, Administrative Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

WITNESSETH:

WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders amend the Agreement to permit the investment of up to $10,000,000 in a newly formed partnership with a unit of General Electric Corporation through West Coast Energy Properties GP, LLC, a newly formed subsidiary of CWEI and the general partner of such partnership; and the Administrative Agent and the Lenders (or at least the requisite percentage thereof) have agreed to do so on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders, hereby agree as follows:

SECTION 1.       Amendments to the Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Agreement shall be amended in the manner provided in this Section 1.

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1.1           Additional Definitions. Article I of the Agreement shall be and it hereby is amended by adding the following definition in the correct alphabetical order:

“West Coast Properties” means West Coast Energy Properties, L.P., a Texas limited partnership and its successors.

1.2           Investments.  Section 8.15 of the Agreement shall be and it hereby is amended by replacing clause (ix) of such Section with the following clauses (ix) and (x):

(ix)           Investments in West Coast Properties, including equity contributions, and loans, advances or other extensions of credit to West Coast Properties; provided that the amount of such Investments made pursuant to this clause (ix) of Section 8.15 does not exceed in the aggregate, $10,000,000 and the proceeds of such Investments are used by West Coast Properties to acquire and develop Oil and Gas Interests.

(x)           Other Investments not otherwise described in clauses (i) through (ix) above; provided that, the aggregate amount of all other Investments made pursuant to this clause (x) outstanding at any time shall not exceed $1,000,000 (calculated based on the original cost of such Investment).

SECTION 2.       Conditions.  The amendments to the Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1           Execution and Delivery.  Each Borrower and each Guarantor shall have executed and delivered this Amendment.

2.2           Representations and Warranties.  The representations and warranties of each Borrower under the Agreement, as amended by the Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).

2.3           No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

2.4           Partnership Documents.  Borrowers shall have delivered to Administrative Agent true and correct copies of the partnership agreement of West Coast Energy Properties, L.P., a Texas limited partnership and all other documents, agreements, instruments and certificates executed and delivered in connection with the formation and capitalization of such partnership.

2.5           Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

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SECTION 3.       Representations and Warranties of Borrowers.  To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:

3.1           Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

3.2           Corporate Authority; No Conflicts.  The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Agreement.

3.3           Enforceability.  This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.        Miscellaneous.

4.1           Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2           Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3           Legal Expenses.  The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4           Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same

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document.  However, this Amendment shall bind no party until the Borrowers, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5           Complete Agreement.  THIS AMENDMENT, THE AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6           Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By:_____________________________ Mel G. Riggs, Senior Vice President and Chief Financial Officer
SOUTHWEST ROYALTIES, INC. a Delaware limited liability company By:_____________________________ Mel G. Riggs, Vice President
GUARANTORS: WARRIOR GAS CO. a Texas corporation By:_____________________________ Mel G. Riggs, Vice President
CWEI ACQUISITIONS, INC. a Delaware corporation By:_____________________________ Mel G. Riggs, Vice President
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By:_____________________________ Mel G. Riggs, Vice President
CWEI ROMERE PASS ACQUISITION CORP. By:_____________________________ Mel G. Riggs, Vice President
BLUE HEEL COMPANY a Delaware corporation By:_____________________________ Mel G. Riggs, Vice President
TEX-HAL PARTNERS, INC. a Delaware corporation By:_____________________________ Mel G. Riggs, Vice President
JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender By:_____________________________ Name: Wm. Mark Cranmer Title: Senior Vice President
BANK OF SCOTLAND as Co-Agent and a Lender By:_____________________________ Name: Title:
UNION BANK OF CALIFORNIA, N.A. as Syndication Agent and a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:
BNP PARIBAS as Documentation Agent and a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:
FORTIS CAPITAL CORP. as a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:
COMERICA BANK as a Lender By:_____________________________ Name: Title:
GUARANTY BANK as a Lender By:_____________________________ Name: Title:

NATEXIS BANQUES POPULAIRES as a Lender By:_____________________________ Name: Title: By:_____________________________ Name: Title:

BANK OF TEXAS, N.A. as a Lender By:_____________________________ Name: Title: